Supplement Dated February 22, 2010 to your Prospectus Dated August 14, 2009

Effective March 15, 2010, the language in the footnote to “Return of Premium Death Benefit” in the Fee Summary section of the prospectus is deleted and replaced with the following:

Charge based on a percentage of Premium Payments adjusted for Surrenders on each Contract Anniversary.  Current rider charge is 0.25%.

This Supplement should be retained with the Prospectus for future reference.

HV-8004